                                                                      Exhibit 23

           Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statements
(Form S-3 No. 333-121706, Form S-8 No. 333-130763 and Form S-8 No. 333-91192) of
The LGL Group, Inc. of our report dated March 29, 2007, with respect to the consolidated financial statements and schedules of The LGL Group, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2006.

/s/ ERNST & YOUNG LLP

Providence, Rhode Island
March 29, 2007